Income Taxes (Schedule of Reconciliation of Theoretical Income Tax Expense to Actual Income Tax Expense) (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Theoretical tax benefit on the above amount Decrease (increase) in tax refund resulting from:
Loss before income taxes	$ (24,221)	$ (28,180)	$ (12,478)
Statutory tax rate	23.00%	23.00%	23.00%
Theoretical tax benefit	$ (5,571)	$ (6,481)	$ (2,870)
Change in temporary differences for which deferred taxes were not recognized	(1,177)	(1,696)	(1,332)
Tax rate differential	10	20	(101)
Non-deductible expenses	346	744	239
Losses and other items for which a valuation allowance was provided or benefit from loss carryforwards	6,392	6,879	4,064
Actual income tax expense	$ 0	$ (534)	$ 0